Subsequent Events	12 Months Ended
Mar. 31, 2026
Subsequent Events [Abstract]
Subsequent Events

Note 15 - Subsequent Events

On April 1, 2026, Jiangxi Ruanyun entered into a license agreement with Link Door Smart Company, or Link Door, a Saudi Arabia based entity 75% owned by Ms. Yan Fu, the Company’s chief executive officer, and 25% owned by Mr. Cong Zhao, the Company’s chief technology officer, to deploy the HanLink platform in Saudi Arabia for a fixed license fee of RMB 10,000 for the initial customer arrangement.

On April 7, 2026, the Company completed an equity financing to issue and sell a total of 1.73 million ordinary shares at the price of $1.00 per share for gross proceeds of approximately $1.73 million.

On April 30, 2026, the Company established Formind Global Holdings Sdn. Bhd., a wholly owned subsidiary registered in Malaysia, in connection with its international expansion initiatives.

On May 8, 2026, Jiangxi Ruanyun entered into a one-year loan agreement with Bank of Beijing for RMB9,800,000 ($1.4 million) at an annual interest rate of 3.15%. This loan was guaranteed by Ms. Yan Fu, the Company’s director and chief executive officer and the chief executive officer of Jiangxi Ruanyun.